UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2019

LEGG MASON

SMALL-CAP QUALITY

VALUE ETF

SQLV

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Small-Cap Quality Value ETF for the six-month reporting period ended January 31, 2019. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2019

II	Legg Mason Small-Cap Quality Value ETF

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended January 31, 2019 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2018 U.S. gross domestic product (“GDP”)i growth was 4.2% — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth, released after the reporting period ended, was 2.6%. Moderating growth in the fourth quarter of 2018 was attributed to decelerations in private inventory investment, personal consumption expenditures (“PCE”) and federal government spending, along with a downturn in state and local government spending. These factors were partly offset by an upturn in exports and an acceleration in nonresidential fixed investment. Furthermore, imports increased less in the fourth quarter than in the third quarter of 2018.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on January 31, 2019, the unemployment rate was 4.0%, versus 3.9% when the period began. This modest uptick was partially due to an increase in the workforce participation rate. The percentage of longer-term unemployed declined during the reporting period. In January 2019, 19.3% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Legg Mason Small-Cap Quality Value ETF	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed continued tightening its monetary policy, as it raised interest rates twice during the reporting period (a total of four times in 2018) and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….”

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market produced choppy results and posted a negative return during the reporting period. The market rallied during the first two months of the period. This was driven by a number of factors, including strong investor demand and corporate profits that generally exceeded expectations. However, the market then fell sharply over two of the next three months of the reporting period. This turnaround was attributed to trade war concerns, indications that the Fed would continue monetary tightening, fears of moderating growth and corporate profits and a sharp decline in the Information Technology sector. The reporting period ended on a positive note, as the market moved sharply higher in January 2019. Improving investor sentiment was triggered by corporate earnings that were strong overall and the Fed indicating a pause in raising interest rates. All told, for the six months ended January 31, 2019, the S&P 500 Indexiv returned -3.00%.

Looking at the U.S. stock market more closely, large-cap stocks, as measured by the Russell 1000 Indexv, generated the strongest relative results, returning -3.01% over the reporting period. In contrast, mid-cap stocks, as measured by the Russell Midcap Indexvi, returned -3.95%, whereas small-cap stocks, as measured by the Russell 2000 Indexvii, generated the weakest relative results, returning -9.62%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned -3.29% and -3.75%, respectively, during the six months ended January 31, 2019.

Performance review

For the six months ended January 31, 2019, Legg Mason Small-Cap Quality Value ETF generated a -9.68% return on a net asset value (“NAV”)x basis and -9.64% based on its market pricexi per share.

The performance table shows the Fund’s total return for the six months ended January 31, 2019 based on its NAV and market price as of January 31, 2019. The Fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States, the Royce Small-Cap Quality Value Indexxii, which returned -9.41% for the same period. The Fund’s broad-based market index, the Russell 2000 Index, returned -9.62% over the same time frame. The Lipper Small Cap

IV	Legg Mason Small-Cap Quality Value ETF

Value Funds Category Average1 returned -10.72% for the period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of January 31, 2019 (unaudited)
6 months
Legg Mason Small-Cap Quality Value ETF:
$26.86 (NAV)	-9.68%*†
$26.87 (Market Price)	-9.64%*‡
Royce Small-Cap Quality Value Index	-9.41%
Russell 2000 Index	-9.62%
Lipper Small Cap Value Funds Category Average [1]	-10.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated November 9, 2018, the gross total annual fund operating expense ratio for the Fund was 0.60%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason/etf. The Fund is traded under the symbol “SQLV” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 305 funds in the Fund’s Lipper category.

Legg Mason Small-Cap Quality Value ETF	V

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

February 28, 2019

RISKS: Equity securities are subject to market and price fluctuations. The Fund invests primarily in small-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. The Fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. Diversification does not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Legg Mason Small-Cap Quality Value ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

viii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

xi	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

xii

The Royce Small-Cap Quality Value Index is a proprietary index composed of small-cap stocks trading in the United States with relatively low valuations, high profitability and high debt coverage compared with the average of stocks in the investment universe.

Legg Mason Small-Cap Quality Value ETF	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2019 and July 31, 2018. The composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on August 1, 2018 and held for the six months ended January 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-9.68%	$1,000.00	$903.20	0.60%	$2.88	5.00%	$1,000.00	$1,022.18	0.60%	$3.06

[1]	For the six months ended January 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

2	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

Schedule of investments (unaudited)

January 31, 2019

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Common Stocks — 99.4%
Communication Services — 2.4%
Diversified Telecommunication Services — 1.8%
Cogent Communications Holdings Inc.	627	$30,378
Frontier Communications Corp.	18,828	37,656
IDT Corp., Class B Shares	3,404	24,441
Vonage Holdings Corp.	2,767	25,207	*
Total Diversified Telecommunication Services		117,682
Media — 0.6%
Loral Space & Communications Inc.	541	19,535	*
MSG Networks Inc., Class A Shares	1,069	23,946	*
Total Media		43,481
Total Communication Services		161,163
Consumer Discretionary — 16.2%
Auto Components — 2.8%
Cooper-Standard Holdings Inc.	524	40,065	*
Tenneco Inc., Class A Shares	1,458	50,564
Tower International Inc.	1,097	31,912
Visteon Corp.	815	62,665	*
Total Auto Components		185,206
Automobiles — 0.8%
Thor Industries Inc.	804	52,356
Distributors — 1.0%
Core-Mark Holding Co. Inc.	1,781	49,654
Weyco Group Inc.	692	18,594
Total Distributors		68,248
Diversified Consumer Services — 1.4%
American Public Education Inc.	733	21,689	*
K12 Inc.	1,178	37,119	*
Sotheby’s	776	31,343	*
Total Diversified Consumer Services		90,151
Hotels, Restaurants & Leisure — 2.1%
BBX Capital Corp.	4,261	26,290
Brinker International Inc.	772	31,282
Cheesecake Factory Inc.	774	34,737
Hilton Grand Vacations Inc.	987	29,946	*
Ruth’s Hospitality Group Inc.	933	21,552
Total Hotels, Restaurants & Leisure		143,807

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Household Durables — 0.5%
La-Z-Boy Inc.	1,191	$35,277
Internet & Direct Marketing Retail — 1.2%
Nutrisystem Inc.	582	25,265
PetMed Express Inc.	962	22,780
Shutterstock Inc.	732	29,287
Total Internet & Direct Marketing Retail		77,332
Leisure Products — 1.1%
Johnson Outdoors Inc., Class A Shares	369	23,118
MasterCraft Boat Holdings Inc.	1,099	23,991	*
Sturm Ruger & Co. Inc.	516	28,112
Total Leisure Products		75,221
Media — 0.6%
Gannett Co. Inc.	3,854	42,741
Specialty Retail — 4.1%
Buckle Inc.	1,910	33,177
Caleres Inc.	1,129	33,689
Children’s Place Inc.	320	30,963
Hibbett Sports Inc.	1,703	27,827	*
Michaels Cos Inc.	2,503	34,692	*
RTW RetailWinds Inc.	7,590	23,529	*
Sally Beauty Holdings Inc.	1,785	30,738	*
Sleep Number Corp.	703	25,308	*
Tilly’s Inc., Class A Shares	2,150	26,036
Winmark Corp.	71	10,945
Total Specialty Retail		276,904
Textiles, Apparel & Luxury Goods — 0.6%
Culp Inc.	981	18,737
Vera Bradley Inc.	2,191	19,610	*
Total Textiles, Apparel & Luxury Goods		38,347
Total Consumer Discretionary		1,085,590
Consumer Staples — 1.5%
Personal Products — 0.9%
Lifevantage Corp.	975	14,479	*
Natural Health Trends Corp.	997	16,341
USANA Health Sciences Inc.	229	26,816	*
Total Personal Products		57,636
Tobacco — 0.6%
Vector Group Ltd.	3,777	41,547
Total Consumer Staples		99,183

See Notes to Financial Statements.

4	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Energy — 4.5%
Energy Equipment & Services — 1.9%
Cactus Inc., Class A Shares	786	$25,796	*
FTS International Inc.	3,153	25,697	*
Liberty Oilfield Services Inc., Class A Shares	1,527	23,226
Mammoth Energy Services Inc.	1,207	26,711
Matrix Service Co.	1,309	28,078	*
Total Energy Equipment & Services		129,508
Oil, Gas & Consumable Fuels — 2.6%
Arch Coal Inc., Class A Shares	377	33,225
CONSOL Energy Inc.	1,346	47,823	*
Contura Energy Inc.	457	29,422	*
Evolution Petroleum Corp.	2,301	17,189
Overseas Shipholding Group Inc., Class A Shares	14,154	25,619	*
W&T Offshore, Inc.	4,158	20,956	*
Total Oil, Gas & Consumable Fuels		174,234
Total Energy		303,742
Financials — 17.0%
Banks — 8.0%
Arrow Financial Corp.	695	22,136
Bancorp Inc.	2,357	19,987	*
Bank OZK	1,979	60,043
Bank7 Corp.	1,038	16,182	*
Bar Harbor Bankshares	956	22,877
Community Trust Bancorp Inc.	640	25,990
Customers Bancorp Inc.	1,465	28,817	*
Financial Institutions Inc.	880	23,602
First Internet Bancorp	819	16,380
First of Long Island Corp.	1,222	25,320
Great Southern Bancorp Inc.	502	26,777
Great Western Bancorp Inc.	1,057	37,302
Hanmi Financial Corp.	1,374	30,132
International Bancshares Corp.	1,052	37,314
Live Oak Bancshares Inc.	1,548	21,517
Nicolet Bankshares Inc.	402	21,985	*
Pacific City Financial Corp.	1,227	20,184
Peapack Gladstone Financial Corp.	919	24,528
RBB Bancorp	970	18,091
Texas Capital Bancshares Inc.	683	39,798	*
Total Banks		538,962

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Capital Markets — 2.8%
Cohen & Steers Inc.	915	$34,432
Diamond Hill Investment Group Inc.	166	25,730
Federated Investors Inc., Class B Shares	1,648	43,062
GAMCO Investors Inc., Class A Shares	1,184	23,621
Waddell & Reed Financial Inc., Class A Shares	2,153	36,859
Westwood Holdings Group Inc.	632	23,144
Total Capital Markets		186,848
Insurance — 3.5%
Ambac Financial Group Inc.	1,841	34,832	*
American Equity Investment Life Holding Co.	1,742	54,559
FBL Financial Group Inc., Class A Shares	554	38,902
Genworth Financial Inc., Class A Shares	15,140	73,278	*
Universal Insurance Holdings Inc.	795	29,987
Total Insurance		231,558
Thrifts & Mortgage Finance — 2.7%
Axos Financial Inc.	1,012	30,724	*
FS Bancorp Inc.	342	16,604
HomeStreet Inc.	994	24,323	*
Luther Burbank Corp.	2,949	27,868
Merchants Bancorp	1,009	19,746
Sterling Bancorp Inc.	2,758	23,719
Washington Federal Inc.	1,408	40,959
Total Thrifts & Mortgage Finance		183,943
Total Financials		1,141,311
Health Care — 14.6%
Biotechnology — 2.9%
Acorda Therapeutics Inc.	1,643	27,323	*
AMAG Pharmaceuticals Inc.	1,668	27,305	*
BioSpecifics Technologies Corp.	241	15,660	*
Eagle Pharmaceuticals Inc.	441	18,637	*
Enanta Pharmaceuticals Inc.	288	22,876	*
Genomic Health Inc.	273	20,696	*
Myriad Genetics Inc.	985	27,767	*
REGENXBIO Inc.	373	16,397	*
Repligen Corp.	357	20,353	*
Total Biotechnology		197,014
Health Care Equipment & Supplies — 6.3%
AngioDynamics Inc.	1,123	23,695	*
Anika Therapeutics Inc.	604	22,946	*

See Notes to Financial Statements.

6	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Health Care Equipment & Supplies — continued
Atrion Corp.	27	$20,138
CONMED Corp.	423	29,758
FONAR Corp.	746	16,486	*
Heska Corp.	153	15,086	*
Inogen Inc.	154	23,286	*
iRadimed Corp.	438	12,010	*
Lantheus Holdings Inc.	1,106	18,603	*
LeMaitre Vascular Inc.	669	15,949
Meridian Bioscience Inc.	1,311	21,487
Natus Medical Inc.	708	23,888	*
NuVasive Inc.	502	25,170	*
OraSure Technologies Inc.	1,607	20,650	*
Orthofix Medical Inc.	383	20,724	*
Quidel Corp.	433	25,127	*
Surmodics Inc.	269	15,406	*
Tactile Systems Technology Inc.	260	17,311	*
Utah Medical Products Inc.	186	17,473
Varex Imaging Corp.	1,330	37,892	*
Total Health Care Equipment & Supplies		423,085
Health Care Providers & Services — 2.2%
National HealthCare Corp.	369	29,642
National Research Corp.	532	21,269
Patterson Cos. Inc.	1,900	42,351
Premier Inc., Class A Shares	934	37,164	*
Tivity Health Inc.	881	19,611	*
Total Health Care Providers & Services		150,037
Health Care Technology — 0.2%
Simulations Plus Inc.	712	13,713
Life Sciences Tools & Services — 0.4%
Luminex Corp.	913	25,464
Pharmaceuticals — 2.6%
ANI Pharmaceuticals Inc	346	18,594	*
Assertio Therapeutics Inc.	5,509	24,570	*
Corcept Therapeutics Inc.	1,247	13,941	*
Innoviva Inc.	1,299	22,213	*
Lannett Co. Inc.	4,894	36,509	*
Opiant Pharmaceuticals Inc.	623	9,719	*
Osmotica Pharmaceuticals PLC	2,745	21,521	*

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Pharmaceuticals — continued
Phibro Animal Health Corp., Class A Shares	768	$23,977
Total Pharmaceuticals		171,044
Total Health Care		980,357
Industrials — 17.3%
Aerospace & Defense — 1.3%
Aerojet Rocketdyne Holdings Inc.	829	32,720	*
National Presto Industries Inc.	226	27,034
Sparton Corp.	1,379	25,360	*
Total Aerospace & Defense		85,114
Building Products — 1.7%
Continental Building Products Inc.	946	24,918	*
Insteel Industries Inc.	975	21,538
Patrick Industries Inc.	872	34,793	*
Quanex Building Products Corp.	2,096	32,802
Total Building Products		114,051
Commercial Services & Supplies — 3.8%
ACCO Brands Corp.	4,635	40,927
ARC Document Solutions Inc.	8,554	20,786	*
Charah Solutions Inc.	4,456	31,905	*
Deluxe Corp.	902	42,367
Ennis Inc.	1,490	29,562
Kimball International Inc., Class B Shares	1,602	22,636
McGrath RentCorp.	515	25,956
Pitney Bowes Inc.	6,052	43,635
Total Commercial Services & Supplies		257,774
Construction & Engineering — 1.8%
Comfort Systems USA Inc.	630	30,221
HC2 Holdings Inc.	8,492	28,958	*
Sterling Construction Co. Inc.	1,935	25,619	*
Tutor Perini Corp.	2,155	37,088	*
Total Construction & Engineering		121,886
Machinery — 2.7%
Blue Bird Corp.	1,210	24,043	*
Global Brass & Copper Holdings Inc.	933	28,214
Hillenbrand Inc.	879	37,270
Meritor Inc.	1,942	40,160	*
Omega Flex Inc.	341	21,585
Wabash National Corp.	2,292	31,950
Total Machinery		183,222

See Notes to Financial Statements.

8	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
Professional Services — 2.4%
Barrett Business Services Inc.	401	$25,123
Exponent Inc.	530	26,479
Heidrick & Struggles International Inc.	721	23,829
Kforce Inc.	867	28,446
Mistras Group Inc.	1,499	22,050	*
WageWorks Inc.	992	31,298	*
Total Professional Services		157,225
Road & Rail — 2.1%
ArcBest Corp.	910	34,234
Avis Budget Group Inc.	1,461	38,921	*
Ryder System Inc.	892	51,656
USA Truck Inc.	1,008	18,003	*
Total Road & Rail		142,814
Trading Companies & Distributors — 1.5%
H&E Equipment Services Inc.	1,491	39,914
Herc Holdings Inc.	925	34,271	*
Systemax Inc.	1,006	23,480
Total Trading Companies & Distributors		97,665
Total Industrials		1,159,751
Information Technology — 16.0%
Communications Equipment — 1.9%
Aerohive Networks Inc.	3,343	12,770	*
Casa Systems Inc.	1,990	23,164	*
InterDigital Inc.	498	36,259
NETGEAR Inc.	566	22,419	*
NetScout Systems Inc.	1,305	33,839	*
Total Communications Equipment		128,451
Electronic Equipment, Instruments & Components — 4.4%
Arlo Technologies Inc.	1,120	8,053	*
AVX Corp.	2,545	45,174
Electro Scientific Industries Inc.	719	21,570	*
ePlus Inc.	337	26,697	*
Insight Enterprises Inc.	874	40,134	*
Mesa Laboratories Inc.	77	17,443
Methode Electronics Inc.	1,232	31,724
nLight Inc.	838	16,383	*
PC Connection Inc.	1,008	33,395
RF Industries Ltd.	1,522	12,450
TTM Technologies Inc.	3,417	39,227	*
Total Electronic Equipment, Instruments & Components		292,250

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2019

Legg Mason Small-Cap Quality Value ETF

Security	Shares	Value
IT Services — 3.5%
Cass Information Systems Inc.	403	$19,783
CSG Systems International Inc.	871	31,521
GreenSky Inc., Class A Shares	5,754	63,294	*
Hackett Group Inc.	1,227	22,074
NIC Inc.	2,059	33,768
Science Applications International Corp.	563	37,800
Unisys Corp.	2,144	28,043	*
Total IT Services		236,283
Semiconductors & Semiconductor Equipment — 3.2%
Advanced Energy Industries Inc.	685	35,134	*
Cabot Microelectronics Corp.	316	32,197
Cirrus Logic Inc.	920	34,178	*
Cohu Inc.	1,271	22,293
Ichor Holdings Ltd.	1,414	29,086	*
Nanometrics Inc.	738	22,575	*
Rudolph Technologies Inc.	1,105	24,001	*
SMART Global Holdings Inc.	695	17,243	*
Total Semiconductors & Semiconductor Equipment		216,707
Software — 2.1%
Altair Engineering Inc., Class A Shares	662	21,435	*
American Software Inc. , Class A Shares	1,911	21,136
NetSol Technologies Inc.	2,001	13,427	*
Progress Software Corp.	775	28,078
TiVo Corp.	3,566	39,690
Zix Corp.	2,281	16,241	*
Total Software		140,007
Technology Hardware, Storage & Peripherals — 0.9%
Immersion Corp.	1,822	17,291	*
NCR Corp.	1,714	45,849	*
Total Technology Hardware, Storage & Peripherals		63,140
Total Information Technology		1,076,838
Materials — 6.6%
Chemicals — 3.3%
Chase Corp.	224	22,584
FutureFuel Corp.	1,776	32,519
Kronos Worldwide Inc.	3,166	41,696
Tredegar Corp.	1,639	26,732
Trinseo SA	841	41,251
Valhi Inc.	17,791	59,244
Total Chemicals		224,026

See Notes to Financial Statements.

10	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

Legg Mason Small-Cap Quality Value ETF

Security		Shares	Value
Metals & Mining — 2.0%
SunCoke Energy Inc.		3,290	$36,979	*
Warrior Met Coal Inc.		2,134	61,310
Worthington Industries Inc.		1,031	38,900
Total Metals & Mining			137,189
Paper & Forest Products — 1.3%
Boise Cascade Co.		1,455	39,969
Louisiana-Pacific Corp.		1,828	44,566
Total Paper & Forest Products			84,535
Total Materials			445,750
Real Estate — 1.8%
Real Estate Management & Development — 1.8%
Consolidated-Tomoka Land Co.		291	17,771
Forestar Group Inc.		1,507	24,127	*
FRP Holdings Inc.		423	21,455	*
Marcus & Millichap Inc.		721	28,552	*
RMR Group Inc., Class A Shares		440	29,044
Total Real Estate			120,949
Utilities — 1.5%
Electric Utilities — 1.1%
Genie Energy Ltd., Class B Shares		2,444	20,578
Otter Tail Corp.		607	29,409
Spark Energy Inc., Class A Shares		2,735	22,701
Total Electric Utilities			72,688
Water Utilities — 0.4%
American States Water Co.		403	27,291
Total Utilities			99,979
Total Investments before Short-Term Investments (Cost — $7,290,187)			6,674,613

	Rate
Short-Term Investments — 0.6%
Dreyfus Treasury Cash Management, Institutional Class (Cost — $43,035)	2.360%	43,035	43,035
Total Investments — 100.0% (Cost — $7,333,222)			6,717,648
Liabilities in Excess of Other Assets — 0.0%			(1,638)
Total Net Assets — 100.0%			$6,716,010

*	Non-income producing security.

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

January 31, 2019

Assets:
Investments, at value (Cost — $7,333,222)	$6,717,648
Interest and dividends receivable	1,657
Total Assets	6,719,305

Liabilities:
Investment management fee payable	3,295
Total Liabilities	3,295
Total Net Assets	$6,716,010

Net Assets:
Par value (Note 5)	$3
Paid-in capital in excess of par value	7,681,878
Total distributable earnings (loss)	(965,871)
Total Net Assets	$6,716,010

Shares Outstanding	250,000

Net Asset Value	$26.86

See Notes to Financial Statements.

12	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2019

Investment Income:
Dividends	$60,034
Interest	557
Total Investment Income	60,591

Expenses:
Investment management fee (Note 2)	19,317
Total Expenses	19,317
Net Investment Income	41,274

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(210,342)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(638,295)
Net Loss on Investments	(848,637)
Decrease in Net Assets From Operations	$(807,363)

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended January 31, 2019 (unaudited) and the Year Ended July 31, 2018	2019	2018

Operations:
Net investment income	$41,274	$33,868
Net realized gain (loss)	(210,342)	521,333
Change in net unrealized appreciation (depreciation)	(638,295)	40,776
Increase (Decrease) in Net Assets From Operations	(807,363)	595,977

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(65,000)	(11,000)
Decrease in Net Assets From Distributions to Shareholders	(65,000)	(11,000)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (200,000 and 250,000 shares issued, respectively)	5,859,641	6,913,721
Cost of shares repurchased (100,000 and 200,000 shares repurchased, respectively)	(2,780,108)	(5,485,149)
Increase in Net Assets From Fund Share Transactions	3,079,533	1,428,572
Increase in Net Assets	2,207,170	2,013,549

Net Assets:
Beginning of period	4,508,840	2,495,291
End of period(b)	$6,716,010	$4,508,840

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 7. For the year ended July 31, 2018, distributions from net investment income were $11,000.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 7. For the year ended July 31, 2018, end of year net assets included undistributed net investment income of $22,020.

See Notes to Financial Statements.

14	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
	2019[1,2]	2018[2]	2017[2,3]

Net asset value, beginning of period	$30.06	$24.95	$25.14

Income (loss) from operations:
Net investment income (loss)	0.18	0.31	(0.00)	[4]
Net realized and unrealized gain (loss)	(3.12)	4.91	(0.19)
Total income (loss) from operations	(2.94)	5.22	(0.19)

Less distributions from:
Net investment income	(0.26)	(0.11)	—
Total distributions	(0.26)	(0.11)	—

Net asset value, end of period	$26.86	$30.06	$24.95
Total return, based on NAV[5]	(9.68)%	20.97%	(0.76)%

Net assets, end of period (000s)	$6,716	$4,509	$2,495

Ratios to average net assets:
Gross expenses	0.60%[6]	0.60%	0.60%[6]
Net expenses	0.60 [6]	0.60	0.60	[6]
Net investment income (loss)	1.28 [6]	1.12	(0.29)	[6]

Portfolio turnover rate[7]	43%	80%	0%

[1]	For the six months ended January 31, 2019 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period July 12, 2017 (inception date) to July 31, 2017.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Small-Cap Quality Value ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilizes a proprietary methodology created and sponsored by Royce & Associates, LP (“Royce”), the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services,

16	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time) (4:00 p.m. Eastern Time prior to October 1, 2018). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$6,674,613	—	—	$6,674,613
Short-term investments†	43,035	—	—	43,035
Total investments	$6,717,648	—	—	$6,717,648

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults

18	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Royce & Associates, LP (“Royce”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries, and Royce is a majority-owned subsidiary, of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays Royce monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and

20	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay services and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$2,800,305
Sales	2,718,006

During the six months ended January 31, 2019, in-kind transactions (Note 5) were as follows:

Contributions	$5,859,574
Redemptions	2,793,236
Realized gain (loss)*	333,419

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At January 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$7,333,222	$246,049	$(861,623)	$(615,574)

Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

During the six months ended January 31, 2019, the Fund did not invest in derivative instruments.

5. Fund share transactions

At January 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Deferred capital losses

As of July 31, 2018, the Fund had deferred capital losses of $101,055, which have no expiration date, that will be available to offset future taxable capital gains.

7. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

8. Subsequent event

On February 6, 2019, the Fund announced a change in the frequency of its distributions from net investment income. Distributions from net investment income, if any, will be declared and paid on a quarterly basis. Previously, distributions from net investment income, if any, were declared at least annually.

22	Legg Mason Small-Cap Quality Value ETF 2019 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Royce & Associates, LP (“Royce”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Royce, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and Western Asset are wholly-owned subsidiaries, and Royce is a majority-owned subsidiary, of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, since the Fund’s inception. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund by the Manager, including services specific to the Fund’s operation as an exchange-traded fund. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other

Legg Mason Small-Cap Quality Value ETF	23

Board approval of management and subadvisory agreements (unaudited) (cont’d)

capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs specific to the Fund’s operation as an exchange-traded fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of the Manager and Royce, the standards applied in seeking best execution, their policies and practices regarding soft dollars, the existence of quality controls applicable to brokerage allocation procedures, and the arrangements for communication and processing of orders for creations and redemptions of Fund shares. In addition, management also reported to the Board on, among other things, its business plans regarding exchange-traded funds, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for a group of passively managed strategic beta small-cap value, small-cap growth and small-cap core exchange-traded funds (the “Performance Group”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Group. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar exchange-traded funds and benchmark performance indices, including the Royce Small-Cap Quality Value Index, the Fund’s underlying index. The information comparing the Fund’s performance to that of the Performance Group was for the period since the Fund’s inception

24	Legg Mason Small-Cap Quality Value ETF

(July 12, 2017) through June 30, 2018. The Fund performed better than the median performance and was ranked in the first quintile of the funds in the Performance Group for the period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2018, which showed that the Fund’s performance was better than the Broadridge category average during the third quarter. The Trustees also noted that the Fund generally performed in line with its underlying index during the period under review. The Trustees further noted that the Manager and Royce were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, and noting the limited period of performance data available, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee rate (the “Actual Management Fee”) paid by the Fund to the Manager over the Fund’s last fiscal year in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. The Board also noted that the Manager pays all fund expenses, other than the Actual Management Fee and certain other expenses. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses will vary within a much smaller range and the Manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Manager could earn a profit on the fees charged under the management agreement and would benefit from any price decreases in third-party services covered by the management agreement.

The Board noted that the Manager provides the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements.

Additionally, the Board received and considered information comparing the Fund’s Actual Management Fee and the Fund’s overall expense ratio with those of the same group of passively managed strategic beta exchange-traded funds, which included five small-cap value funds, one small-cap growth fund and five small-cap core funds, selected by Broadridge as the Performance Group for the Fund (the “Expense Group”), and the Fund’s overall expense ratio with a broader group of funds selected by Broadridge consisting of all passively managed strategic beta small-cap value, small-cap growth and small-cap core

Legg Mason Small-Cap Quality Value ETF	25

Board approval of management and subadvisory agreements (unaudited) (cont’d)

exchange-traded funds (the “Expense Universe”). This information showed that the Fund’s Actual Management Fee was higher than the median of management fees paid by the funds in the Expense Group, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board discussed any economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Fund’s management agreement did not provide for any breakpoints in the Fund’s Actual Management Fee to the extent the assets of the Fund increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

26	Legg Mason Small-Cap Quality Value ETF

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Small-Cap Quality Value ETF	27

Legg Mason

Small-Cap Quality Value ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Royce & Associates, LP

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Small-Cap Quality Value ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Small-Cap Quality Value ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Small-Cap Quality Value ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The Royce Small-Cap Quality Value Index (the “Underlying Index”) is created and sponsored by Royce & Associates, LP (“Royce”), the subadviser to Legg Mason Small-Cap Quality Value ETF (the “Fund”). Royce is an affiliated person of Legg Mason Partners Fund Advisor, LLC, the Fund’s manager and the Fund. The Underlying Index is the exclusive property of Royce. Legg Mason ETF Investment Trust has entered into a license agreement with Royce to use the Underlying Index at no charge. Royce has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Royce does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Royce shall not have any liability for any errors, omissions or interruptions therein. Royce makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with the Fund or for any other use. Royce makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Royce have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF436861 3/19 SR19-3569

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 20, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 20, 2019